                                                                    Exhibit 4(a)

================================================================================

                      THE CLEVELAND ELECTRIC ILLUMINATING
                                    COMPANY

                                       TO

                           THE CHASE MANHATTAN BANK,
                                  as Trustee.

                            ------------------------

                      SEVENTY-SIXTH SUPPLEMENTAL INDENTURE

                             DATED OCTOBER 15, 1997

                 FIRST MORTGAGE BONDS, 7.43% SERIES DUE 2009-D
                 FIRST MORTGAGE BONDS, 7.88% SERIES DUE 2017-B

================================================================================
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                                        i

                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                      SEVENTY-SIXTH SUPPLEMENTAL INDENTURE

                             DATED OCTOBER 15, 1997

                               TABLE OF CONTENTS

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PARTIES.............................................................    1
RECITALS:
     Indenture and Supplemental Indentures..........................    1
     First Mortgage Bonds outstanding...............................    1
     Authorization by Indenture of issue of additional Bonds........    2
     Pledge Bonds...................................................    2
     Purpose of Seventy-Sixth Supplemental Indenture................    2
     Authorization of Seventy-Sixth Supplemental Indenture..........    2
     Compliance with conditions to making of Seventy-Sixth
       Supplemental Indenture.......................................    2

ARTICLE I     -- CONFIRMATION OF 1940 MORTGAGE AND SUPPLEMENTAL
                 INDENTURES.........................................    3

ARTICLE II    -- CREATION, PROVISIONS, REDEMPTION, PRINCIPAL
                 AMOUNT AND FORM OF PLEDGE BONDS DUE 2009...........    3
Section  1    -- Creation and designation of Bonds and compliance
                 with Indenture.....................................    3
Section  2    -- Registered Bonds and denominations.................    4
Section  3    -- Date of Bonds, maturity date, interest rate,
                 accrual date, payment dates, Record Date and place
                 of payments........................................    4
Section  4    -- Transfer and exchange of Bonds.....................    5
Section  5    -- Redemption of Bonds................................    6
Section  6    -- Notice of redemption...............................    6
Section  7    -- Purchase, prepayment or payment of principal of
                 Notes deemed to be corresponding payment of
                 Bonds..............................................    6
Section  8    -- Redemption of Bonds in an "Event of Default"
                 under the Note Indenture...........................    6
Section  9    -- Redemption of Bonds pursuant to the Note
                 Indenture..........................................    7
Section 10    -- Notice of Redemption under Sections 5 through 9
                 of Article II of the Supplemental Indenture........    7
Section 11    -- Payment of interest or premium on Notes deemed
                 to be corresponding payment on Bonds...............    8
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                                       ii

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Section 12    -- Surrender of Bonds purchased or otherwise
                 acquired...........................................    8
Section 13    -- Surrender of Bonds in the event of payment in
                 full or partial payment thereof and issuance of new
                 Bonds for the unpaid balance.......................    8
Section 14    -- Notation of payments on Bonds before transfer......    8
Section 15    -- Principal amount of Bonds which may be
                 authenticated and delivered........................    9
Section 16    -- Form of Fully Registered Pledge Bonds..............    9
                 Form of Trustee's Certificate of Authentication....   14

ARTICLE III   -- CREATION, PROVISIONS, REDEMPTION, PRINCIPAL
                 AMOUNT AND FORM OF PLEDGE BONDS DUE 2017...........   15
Section  1    -- Creation and designation of Bonds and compliance
                 with Indenture.....................................   15
Section  2    -- Registered Bonds and denominations.................   15
Section  3    -- Date of Bonds, maturity date, interest rate,
                 accrual date, payment dates, Record Date and place
                 of payments........................................   15
Section  4    -- Transfer and exchange of Bonds.....................   16
Section  5    -- Redemption of Bonds................................   17
Section  6    -- Notice of redemption...............................   17
Section  7    -- Purchase, prepayment or payment of principal of
                 Notes deemed to be corresponding payment of
                 Bonds..............................................   17
Section  8    -- Redemption of Bonds in an "Event of Default"
                 under the Note Indenture...........................   18
Section  9    -- Redemption of Bonds pursuant to the Note
                 Indenture..........................................   18
Section 10    -- Notice of Redemption under Sections 5 through 9
                 of Article III of the Supplemental Indenture.......   19
Section 11    -- Payment of interest or premium on Notes deemed
                 to be corresponding payment on Bonds...............   19
Section 12    -- Surrender of Bonds purchased or otherwise
                 acquired...........................................   19
Section 13    -- Surrender of Bonds in the event of payment in
                 full or partial payment thereof and issuance of new
                    Bonds for the unpaid balance....................   19
Section 14    -- Notation of payments on Bonds before transfer......   20
Section 15    -- Principal amount of Bonds which may be
                 authenticated and delivered........................   20
Section 16    -- Form of Fully Registered Pledge Bonds..............   20
                 Form of Trustee's Certificate of Authentication....   25

ARTICLE IV    -- THE TRUSTEE........................................   26
Section  1    -- Acceptance by Trustee..............................   26
Section  2    -- Responsibility of Trustee..........................   26
Section  3    -- Reliance by Trustee upon certain demands,
                 certificates and opinions..........................   26
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                                       iii

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Section  4    -- Records kept and indemnity given by agency of
                 the Company........................................   26
Section  5    -- Certain advices to the Company.....................   27

ARTICLE V     -- MISCELLANEOUS PROVISIONS...........................   27

EXECUTION...........................................................   27

COMPANY'S ACKNOWLEDGMENT............................................  S-1

TRUSTEE'S ACKNOWLEDGMENT............................................  S-1

RECORDING AND FILING DATA...........................................  R-1

* The Table of Contents, the page headings and the recording data are not part of the Seventy-Sixth Supplemental Indenture as executed

     SEVENTY-SIXTH SUPPLEMENTAL INDENTURE, dated October 15, 1997, made by and between THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (the "Company"), and THE CHASE MANHATTAN BANK, successor by merger to The Chase Manhattan Bank (National Association), which in turn was successor to Morgan Guaranty Trust Company of New York, formerly Guaranty Trust Company of New York), a corporation organized and existing under the laws of the State of New York (the "Trustee"), as Trustee under the Mortgage and Deed of Trust dated July 1, 1940, hereinafter mentioned:

                                    RECITALS

     In order to secure First Mortgage Bonds of the Company ("Bonds"), the Company has heretofore executed and delivered to the Trustee the Mortgage and Deed of Trust dated July 1, 1940 (the "1940 Mortgage") and seventy-five Supplemental Indentures thereto dated, respectively, July 1, 1940, August 18, 1944, December 1, 1947, September 1, 1950, June 1, 1951, May 1, 1954, March 1,
1958, April 1, 1959, December 20, 1967, January 15, 1969, November 1, 1969, June
1, 1970, November 15, 1970, May 1, 1974, April 15, 1975, April 16, 1975, May 28,
1975, February 1, 1976, November 23, 1976, July 26, 1977, September 27, 1977,
May 1, 1978, September 1, 1979, April 1, 1980, April 15, 1980, May 28, 1980,
June 9, 1980, December 1, 1980, July 28, 1981, August 1, 1981, March 1, 1982,
July 15, 1982, September 1, 1982, November 1, 1982, November 15, 1982, May 24,
1983, May 1, 1984, May 23, 1984, June 27, 1984, September 4, 1984, November 14,
1984, November 15, 1984, April 15, 1985, May 28, 1985, August 1, 1985, September
1, 1985, November 1, 1985, April 15, 1986, May 14, 1986, May 15, 1986, February
25, 1987, October 15, 1987, February 24, 1988, September 15, 1988, May 15, 1989,
June 13, 1989, October 15, 1989, January 1, 1990, June 1, 1990, August 1, 1990,
May 1, 1991, May 1, 1992, July 31, 1992, January 1, 1993, February 1, 1993, May
20, 1993, June 1, 1993, September 15, 1994, May 1, 1995, May 2, 1995, June 1,
1995, July 15, 1995, August 1, 1995, June 15, 1997 and August 1, 1997; and

     The 1940 Mortgage, as supplemented and modified by said Supplemental Indentures and by this Seventy-Sixth Supplemental Indenture, will be hereinafter collectively referred to as the "Indenture" and this Seventy-Sixth Supplemental Indenture will be hereinafter referred to as "this Supplemental Indenture"; and

     Pursuant to the provisions of the Indenture, the Company has issued 124 series of Bonds in the aggregate principal amount of $6,296,962,000, of which 84 series in the aggregate principal amount of $2,395,779,000 are no longer outstanding; and

     The Indenture provides among other things that the Company, from time to time, in addition to the Bonds authorized to be executed, authenticated and delivered pursuant to other provisions therein, may execute and deliver additional Bonds to the Trustee and the Trustee shall thereupon authenticate and deliver such Bonds to or upon the order of the Company; and

     The Company has determined to create pursuant to the provisions of the Indenture two new series of first mortgage bonds (collectively, the "Pledge Bonds"), to be pledged as security for the payment of principal of and interest on certain notes (as hereinafter defined), with such Pledge Bonds to have the denominations, rate of interest, date of maturity, redemption provisions and other provisions and agreements in respect thereof as in this Supplemental Indenture set forth; and

     The Pledge Bonds are to be limited in aggregate principal amount to $450 million and are to be delivered to The Chase Manhattan Bank, as trustee (hereinafter called the "Note Trustee") pursuant to a certain indenture dated as of October 24, 1997, between the Company and the Note Trustee, as amended and supplemented from time to time (hereinafter called the "Note Indenture") under which the Note Trustee will hold the Pledge Bonds as security for the payment of principal of and interest on two new series of notes to be issued in a private placement and two new series of notes that may be exchanged therefor pursuant to a registered exchange offer (hereinafter collectively called the "Notes"); and

     The Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Indenture, and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee this Supplemental Indenture in the form hereof for the purposes herein provided; and

     All conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

            NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

     That The Cleveland Electric Illuminating Company, in consideration of the premises and of the mutual covenants herein contained and of the sum of One Dollar ($1.00) to it duly paid by the Trustee at or before the ensealing and delivery of these presents and for other valuable considerations, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its succes-sors in the Trust under the Indenture, for the benefit of those who shall hold the Bonds and coupons, if any, issued and to be issued thereunder and under this Supplemental Indenture as hereinafter provided, as follows:

                                   ARTICLE I

                       CONFIRMATION OF 1940 MORTGAGE AND
                            SUPPLEMENTAL INDENTURES

     The 1940 Mortgage (as modified in Article V of the Supplemental Indenture dated December 1, 1947, Article V of the Supplemental Indenture dated May 1, 1954, Article V of the Supplemental Indenture dated March 1, 1958, Article V of the Supplemental Indenture dated January 15, 1969, Article III of the Supplemental Indenture dated November 23, 1976 and Article III of the Supplemental Indenture dated April 15, 1985) and the Supplemental Indentures dated July 1, 1940, August 18, 1944, December 1, 1947, September 1, 1950, June 1, 1951, May 1, 1954, March 1, 1958, April 1, 1959, December 20, 1967, January
15, 1969, November 1, 1969, June 1, 1970, November 15, 1970, May 1, 1974, April
15, 1975, April 16, 1975, May 28, 1975, February 1, 1976, November 23, 1976,
July 26, 1977, September 27, 1977, May 1, 1978, September 1, 1979, April 1,
1980, April 15, 1980, May 28, 1980, June 9, 1980, December 1, 1980, July 28,
1981, August 1, 1981, March 1, 1982, July 15, 1982, September 1, 1982, November
1, 1982, November 15, 1982, May 24, 1983, May 1, 1984, May 23, 1984, June 27,
1984, September 4, 1984, November 14, 1984, November 15, 1984, April 15, 1985,
May 28, 1985, August 1, 1985, September 1, 1985, November 1, 1985, April 15,
1986, May 14, 1986, May 15, 1986, February 25, 1987, October 15, 1987, February
24, 1988, September 15, 1988, May 15, 1989, June 13, 1989, October 15, 1989,
January 1, 1990, June 1, 1990, August 1, 1990, May 1, 1991, May 1, 1992, July
31, 1992, January 1, 1993, February 1, 1993, May 20, 1993, June 1, 1993,
September 15, 1994, May 1, 1995, May 2, 1995, June 1, 1995, July 15, 1995,
August 1, 1995, June 15, 1997 and August 1, 1997, respectively, are hereby in all respects confirmed.

                                   ARTICLE II

               CREATION, PROVISIONS, REDEMPTION, PRINCIPAL AMOUNT
                       AND FORM OF PLEDGE BONDS DUE 2009

     SECTION 1. The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as "First Mortgage Bonds, 7.43% Series due 2009-D" of the Company and hereinabove and hereinafter called the "Pledge Bonds due 2009". The Pledge Bonds due 2009 shall be executed, authenticated and delivered
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                                        4

in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

     SECTION 2. The Pledge Bonds due 2009 shall be issued as fully registered Bonds only, without coupons, in the denominations of $1,000 or any multiple thereof.

     SECTION 3. The Pledge Bonds due 2009 shall be dated the date of authentication, shall mature November 1, 2009, and shall bear interest from the time hereinafter provided at such rate per annum on each interest payment date hereinafter defined as shall cause the amount of interest payable on such Pledge Bonds due 2009 to equal the amount of interest payable on such interest payment date on the Notes due 2009 (as defined below), such interest payable on May 1 and November 1 in each year starting on May 1, 1998 (each such date hereinafter called an "interest payment date") on and until maturity, or, in the case of any such Pledge Bonds duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Pledge Bonds, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture. The amount of interest payable on any interest payment date, the date of maturity and any redemption date shall be computed on the same basis as the corresponding matters are computed on the 7.43% Series C Secured Notes due 2009 and the 7.43% Series D Secured Notes due 2009 provided for in the Note Indenture (together, the "Notes due 2009").

     The Pledge Bonds due 2009 shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Cleveland, State of Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Except as hereinafter provided, each Pledge Bond due 2009 shall bear interest from the later of the date of initial authentication of the Pledge Bonds due 2009 or the most recent date to which interest has been paid or duly provided for until the principal of such Pledge Bond due 2009 is paid or duly provided for.

     The interest payable on any interest payment date shall be paid to the respective persons in whose names the Pledge Bonds due 2009 shall be registered at the close of business on the Record Date next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Pledge Bonds due 2009 are registered at the close of business on a date (the "Subsequent Record Date") not less than ten days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Pledge Bonds due 2009 not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day that is not a business day, then such interest payment date shall be the next succeeding business day.

     The initial interest rate on the Notes due 2009, and therefore on the Pledge Bonds due 2009, is 7.43%. Under certain circumstances specified in a Registration Agreement dated October 16, 1997 between the Company and the Purchasers (as defined therein) of the Notes, the interest rate on the Notes due 2009, and therefore on the Pledge Bonds due 2009, will increase temporarily to 7.93%.

     The term "Record Date", with respect to any interest payment date, redemption date or date of maturity of any Pledge Bond, shall have the same meaning as the term "Record Date" has with respect to those events for the Notes due 2009.

     SECTION 4. In the manner and subject to the limitations provided in the Indenture, Pledge Bonds due 2009 may be transferred or may be exchanged for a like aggregate principal amount of Bonds of such series of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the agency of the Company in the Borough of Manhattan, The City of New York.

     In the event less than all of the Pledge Bonds due 2009 at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such Bond for a period of 15 days before the mailing of the notice of redemption of any such Bonds, (b) to register any transfer or make any exchange of any such Bond so called for redemption in its entirety or (c) to register any transfer or make any exchange of any portion of any such Bond so called for redemption.

     Except as otherwise provided in Section 3 of this Article II with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Pledge Bond is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.

     SECTION 5. The Pledge Bonds due 2009 shall be redeemable only to the extent provided in this Article II, subject to the provisions contained in Article IV of the Indenture and the form of Pledge Bond due 2009.

     SECTION 6. Subject to the applicable provisions of the Indenture, written notice of redemption of Pledge Bonds due 2009 pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Pledge Bonds due 2009 to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Pledge Bonds due 2009. Any notice of redemption shall be mailed at least 30 days, but no more than 60 days, prior to the redemption date. In the event of partial redemption of Pledge Bonds due 2009, the Trustee shall select the Pledge Bonds due 2009 or portions thereof to be redeemed, subject to the provisions of this Supplemental Indenture, in such manner as the Trustee shall deem appropriate and fair.

     SECTION 7. If and when any Notes due 2009 shall be purchased by the Company and surrendered to the Note Trustee for cancellation or if and when the principal of any Notes due 2009 shall be paid by the Company, then there shall be deemed to have been paid a principal amount of the Pledge Bonds due 2009 then outstanding which bears the same ratio to the aggregate principal amount of Pledge Bonds due 2009 then outstanding as the principal amount of the Notes due 2009 so purchased or paid bears to the aggregate principal amount of the Notes due 2009 outstanding immediately before such purchase or payment; provided, however, that such purchase or payment of Pledge Bonds due 2009 shall be deemed to have been made only when and to the extent that notice of such purchase or payment of the principal amount of such Notes due 2009 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such purchase or payment of Notes due 2009 has been so made.

     SECTION 8. The Pledge Bonds due 2009 shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive a written demand from the Note Trustee for redemption of all Pledge Bonds due 2009 held by the Note Trustee stating that an "Event of Default" under the Note Indenture has occurred and is continuing, that payment of the principal of the Notes due 2009 has been accelerated and that the Note Trustee is waiving notice of redemption; provided, however, that the Pledge Bonds due 2009 shall not be redeemed in the event that prior to such redemption (a) the Trustee shall have received a certificate of the Note Trustee (i) stating that there has been a waiver of such Event of Default and a rescission and annulment of such acceleration or (ii) withdrawing said written demand or (b) an event of default under Section 6.01 of Article VI of the Note Indenture shall have occurred and be continuing, and there has been a declaration of acceleration of the principal of the Pledge Bonds due 2009. The redemption of the Pledge Bonds due 2009 pursuant to this Section shall be made not more than 60 days after receipt of the written demand.

     SECTION 9. The Pledge Bonds due 2009 shall be subject to redemption by the Company prior to maturity in whole at any time or in part from time to time, at the same redemption price as shall be payable on the Notes due 2009 to be redeemed concurrently therewith, such redemption price to equal the greater of
(i) 100% of the principal amount being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield (as defined in the Note Indenture) plus twenty-five (25) basis points, plus in each case accrued interest to the date of redemption, but in each instance only upon receipt by the Trustee of an officers' certificate to the effect (a) that the Company has given notice to the Note Trustee that the Company is exercising its option to direct the redemption of all or part (specifying the principal amount) of the Notes due 2009 as provided in the Note Indenture and (b) that an equivalent principal amount of Pledge Bonds due 2009 shall be concurrently called for redemption. Such officers' certificate shall specify the principal amount of the Pledge Bonds due 2009 to be redeemed and the redemption price thereof and accrued and unpaid interest to the redemption date, shall have attached to it a copy of said notice to the Note Trustee and said direction of the Company and shall specify the redemption date of such Pledge Bonds due 2009 (which redemption date shall be the same date as the redemption date of the Notes due 2009 being concurrently redeemed which is specified in said attached notice). The redemption of the Pledge Bonds due 2009 shall be made upon the notice and in the manner provided in this Article II, subject to the provisions of the Indenture.

     SECTION 10. Subject to the provisions of the Indenture, written notice of redemption of Pledge Bonds due 2009 pursuant to any of Sections 5 through 9, inclusive, of this Article II shall be given by the Trustee by mailing to the registered owner or owners of such Bonds to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Bonds. Any notice of redemption pursuant to said Sections 5 through 9, inclusive, shall be mailed at least 30 days and not more than 60 days before the redemption date; provided, however, that the registered owner or owners of all Pledge Bonds due 2009 may consent in writing to a shorter notice period, and such consent, if filed with the Trustee, shall be binding upon the Company and such registered owner or owners and their transferees. In the event of a partial redemption, the Trustee shall select the Pledge Bonds due 2009 to be redeemed in such manner as the Trustee shall deem appropriate and fair.

     SECTION 11. If and when the Company shall pay interest for any given period of time on the Notes due 2009, there shall be deemed to have been paid on the Pledge Bonds due 2009 an amount of interest equal to the amount of interest paid on the Notes due 2009; provided, however, that such payment of interest shall be deemed to have been made only when and to the extent that notice of such payment of interest on such Notes due 2009 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such payment of interest has been so made.

     SECTION 12. Any Pledge Bonds due 2009 at any time purchased or otherwise acquired by the Company shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same.

     SECTION 13. All Pledge Bonds due 2009 deemed to have been redeemed or paid in full as provided in Sections 5 through 9, inclusive, of this Article II shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same. In the event that part of a Pledge Bond due 2009 shall be deemed to have been redeemed or paid as provided in said Sections 5 through 9, the registered owner may, at its option, surrender such Pledge Bond to the Trustee for cancellation, in which event the Trustee shall cancel such Pledge Bond and the Company shall execute and the Trustee shall authenticate and deliver to the registered owner Pledge Bonds due 2009 in such authorized denominations as shall be specified by the registered owner in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Pledge Bond.

     SECTION 14. Pledge Bonds due 2009 shall not be transferable unless the registered owner shall have first surrendered the same to the Trustee for notation thereon of all payments of principal deemed to have been made thereon under Section 7 of this Article II or for cancellation and execution, authentication and delivery of Pledge Bonds due 2009 in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Pledge Bonds due 2009 under Section 13 of this Article II.

     SECTION 15. The aggregate principal amount of Pledge Bonds due 2009 which may be authenticated and delivered hereunder shall not exceed $150,000,000, except as otherwise provided in the Indenture.

     SECTION 16. The form of the fully registered Pledge Bonds due 2009, and of the Trustee's certificate of authentication thereon, shall be substantially as follows:

                        [FORM OF FULLY REGISTERED BOND]

                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                Incorporated under the laws of the State of Ohio
                  FIRST MORTGAGE BOND, 7.43% SERIES DUE 2009-D
                              Due November 1, 2009

No.                                                                     $

     THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to
                    , or registered assigns, the sum of                Dollars
($          ) or the aggregate unpaid principal amount hereof (as shown on the
Schedule of Payments hereon), whichever is less, on November 1, 2009, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at such rate per annum as shall cause the amount of interest payable on the Pledge Bonds due 2009 (hereinafter defined), together with the interest payable on all other Pledge Bonds (hereinafter defined) held by the Note Trustee (hereinafter defined), to equal the amount of interest payable on the Notes due 2009 (hereinafter defined), such interest to be payable on May 1 and November 1 in each year starting on May 1, 1998 (each such date herein called an "interest payment date"), and on and until the date of maturity of this Bond, or, if this Bond shall be duly called for redemption, on and until the redemption date, or, if the Company shall default in the payment of the principal amount of this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in said Indenture. Except as hereinafter provided, this Bond shall bear interest from the date of initial authentication of this Bond or the most recent date to which interest has been paid or duly provided for until the principal of this Bond has been paid or duly provided for. Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the Record Date (as defined in Section 3 of Article II of the Supplemental Indenture, hereinafter defined) or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture. Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Cleveland, State of Ohio.

     This Bond is one of the duly authorized Bonds of the Company (herein called the "Bonds"), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, executed by the Company to Guaranty Trust Company of New York (subsequently Morgan Guaranty Trust Company of New York and then The Chase Manhattan Bank (National Association)), now succeeded by The Chase Manhattan Bank as Trustee (herein called the "Trustee"), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the "Indenture") to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, 7.43% Series due 2009-D (herein called the "Pledge Bonds due 2009") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $150,000,000, issued under and secured by the Indenture and described in the Seventy-Sixth Supplemental Indenture dated October 15, 1997, between the Company and the Trustee (herein called the "Supplemental Indenture").

     The Pledge Bonds due 2009 have been delivered by the Company to The Chase Manhattan Bank, as trustee (hereinafter called the "Note Trustee"), pursuant to a Note Indenture, dated as of October 24, 1997, between the Company and the Note Trustee, under which the Note Trustee holds the Pledge Bonds due 2009 as security for the payment of principal of and interest on 7.43% Series C Secured Notes due 2009 and 7.43% Series D Secured Notes due 2009 (together, herein called the "Notes due 2009").

     If and when any Notes due 2009 are purchased by the Company and surrendered to the Note Trustee for cancellation or the principal of any Notes due 2009 is paid by the Company then there is deemed to be paid a principal amount of the Pledge Bonds due 2009 then outstanding which bears the same ratio to the aggregate principal amount of Pledge Bonds due 2009 then outstanding as the aggregate principal amount of the Notes due 2009 so purchased or paid bears to the aggregate principal amount of the Notes due 2009 outstanding immediately before such purchase or payment; provided, however, that such purchase or payment of Pledge Bonds due 2009 is deemed to be made only when and to the extent that notice of such purchase or payment of such Notes due 2009 is given by the Company to the Trustee.

     If and when the Company pays interest for any given period of time on the Notes due 2009, there shall be deemed to be paid on the Pledge Bonds due 2009 an amount of interest equal to the amount of interest paid on the Notes due 2009; provided, however, that such payment of interest is deemed to be made only when and to the extent that notice of such payment of interest on such Notes due 2009 is given by the Company to the Trustee.

     In the event that this Bond is deemed to be paid or redeemed in full, this Bond shall be surrendered to the Trustee for cancellation. In the event that this Bond is deemed to be paid or redeemed in part, this Bond may, at the option of the registered owner, be surrendered to the Trustee for cancellation, in which event the Trustee will cancel this Bond and the Company will execute and the Trustee will authenticate and deliver to the registered owner Pledge Bonds due 2009 in authorized denominations in aggregate principal amount equal to the unpaid balance of the principal amount of this Bond.

     The Pledge Bonds due 2009 shall be redeemed by the Company prior to maturity in whole at any time as provided in Section 8 of Article II of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

     The Pledge Bonds due 2009 are subject to redemption by the Company prior to maturity in whole at any time or in part from time to time as provided in
Section 9 of Article II of the Supplemental Indenture at the same redemption price as shall be payable on the Notes due 2009 to be redeemed concurrently therewith, such redemption price to equal the greater of (i) 100% of the principal amount being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield (as defined in the Note Indenture) plus twenty-five (25) basis points, plus in each case accrued interest to the date of redemption.

     Any redemption of the Pledge Bonds due 2009 shall be made after written notice to the registered owner or owners of such Bonds, sent by the Trustee by first class mail, postage prepaid, at least 30 days and not more than 60 days before the redemption date, unless a shorter notice period is consented to in writing by the registered owner or owners of all Pledge Bonds due 2009 and such consent is filed with the Trustee, and such redemption and notice shall be made in the manner provided in Article II of the Supplemental Indenture, subject to the provisions of the Indenture. In the event of a partial redemption, the Trustee shall select the Pledge Bonds due 2009 to be redeemed in such manner as the Trustee shall deem appropriate and fair.

     In the Forty-Third Supplemental Indenture dated April 15, 1985 between the Company and the Trustee, the Company has modified, in certain respects, the redemption provisions in the Indenture effective only with respect to the Bonds of all series established or created in said Forty-Third Supplemental Indenture and all supplemental indentures dated after May 28, 1985.

     To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of not less than 80% in principal amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected, by an affirmative vote of not less than 80% in principal amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of or interest on this Bond. In the Nineteenth Supplemental Indenture dated November 23, 1976 between the Company and the Trustee, the Company has modified the Indenture effective from and after the time when none of the Bonds of any series established prior to the execution of the Nineteenth Supplemental Indenture shall remain outstanding so as to change "80%" in the foregoing sentence to "60%" and to make certain other modifications of the Indenture and has reserved the right to make certain other modifications of the Indenture without any vote, consent or other action by the holders of Bonds of any series established in the Nineteenth Supplemental Indenture or in any subsequent supplemental indenture.

     If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

     Subject to the limitations provided in the Indenture and the Note Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the Borough of Manhattan, The City of New York upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon a new fully registered Bond or Pledge Bonds due 2009 of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor; and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Pledge Bonds due 2009 of the same series of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. In the event less than all of the Pledge Bonds due 2009 at the time outstanding are called for redemption, the Company shall not be required
(a) to register any transfer or make any exchange of any such Pledge Bond for a period of 15 days before the mailing of the notice of redemption of any such Pledge Bonds, (b) to register any transfer or make any exchange of any such Pledge Bond called for redemption in its entirety, or (c) to register any transfer or make any exchange of any portion of any such Pledge Bond which has been called for redemption. Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

     No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

     This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

     IN WITNESS WHEREOF, The Cleveland Electric Illuminating Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Secretary or an Assistant Secretary (whose signature may be manual or a facsimile thereof).

Dated:
                         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                         By ....................................................
Attest:
 ...............................
           Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

                                               THE CHASE MANHATTAN BANK, TRUSTEE

                                  By ...........................................
                                                AUTHORIZED OFFICER

                         [FORM OF SCHEDULE OF PAYMENTS]

                              SCHEDULE OF PAYMENTS

                       UNPAID                        AGENCY OF THE
           PRINCIPAL  PRINCIPAL  PREMIUM  INTEREST      COMPANY      AUTHORIZED
  DATE      PAYMENT    AMOUNT    PAYMENT  PAYMENT   MAKING NOTATION   OFFICER    TITLE
  ----     ---------  ---------  -------  --------  ---------------  ----------  -----

                     [END OF FORM OF FULLY REGISTERED BOND]

                                  ARTICLE III

               CREATION, PROVISIONS, REDEMPTION, PRINCIPAL AMOUNT
                       AND FORM OF PLEDGE BONDS DUE 2017

     SECTION 1. The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as "First Mortgage Bonds, 7.88% Series due 2017-B" of the Company and hereinabove and hereinafter called the "Pledge Bonds due 2017". The Pledge Bonds due 2017 shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

     SECTION 2. The Pledge Bonds due 2017 shall be issued as fully registered Bonds only, without coupons, in the denominations of $1,000 or any multiple thereof.

     SECTION 3. The Pledge Bonds due 2017 shall be dated the date of authentication, shall mature November 1, 2017, and shall bear interest from the time hereinafter provided at such rate per annum on each interest payment date hereinafter defined as shall cause the amount of interest payable on such Pledge Bonds due 2017 to equal the amount of interest payable on such interest payment date on the Notes due 2017 (as defined below), such interest payable on May 1 and November 1 in each year starting on May 1, 1998 (each such date hereinafter called an "interest payment date") on and until maturity, or, in the case of any such Pledge Bonds duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Pledge Bonds, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture. The amount of interest payable on any interest payment date, the date of maturity and any redemption date shall be computed on the same basis as the corresponding amount of interest is computed on the 7.88% Series C Secured Notes due 2017 and 7.88% Series D Secured Notes due 2017 provided for in the Note Indenture (together, the "Notes due 2017").

     The Pledge Bonds due 2017 shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Cleveland, State of Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Except as hereinafter provided, each Pledge Bond due 2017 shall bear interest from the later of the date of initial authentication of the

Pledge Bonds due 2017 or the most recent date to which interest has been paid or duly provided for until the principal of such Pledge Bond due 2017 is paid or duly provided for.

     The interest payable on any interest payment date shall be paid to the respective persons in whose names the Pledge Bonds due 2017 shall be registered at the close of business on the Record Date next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Pledge Bonds due 2017 are registered at the close of business on a date (the "Subsequent Record Date") not less than ten days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Pledge Bonds due 2017 not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day that is not a business day, then such interest payment date shall be the next succeeding business day.

     The initial interest rate on the Notes due 2017, and therefore on the Pledge Bonds due 2017, is 7.88%. Under certain circumstances specified in a Registration Agreement dated October 16, 1997 between the Company and the Purchasers (as defined therein) of the Notes, the interest rate on the Notes due 2017, and therefore on the Pledge Bonds due 2017, will increase temporarily to 8.38%.

     The term "Record Date", with respect to any interest payment date, redemption date or date of maturity of any Pledge Bond, shall have the same meaning as the term "Record Date" has with respect to those events for the Notes due 2017.

     SECTION 4. In the manner and subject to the limitations provided in the Indenture, Pledge Bonds due 2017 may be transferred or may be exchanged for a like aggregate principal amount of Bonds of such series of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the agency of the Company in the Borough of Manhattan, The City of New York.

     In the event less than all of the Pledge Bonds due 2017 at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such Bond for a period of 15 days before the mailing of the notice of redemption of any such Bonds, (b) to register any transfer or make any exchange of any such Bond so called for redemption in its entirety or (c) to register any transfer or make any exchange of any portion of any such Bond so called for redemption.

     Except as otherwise provided in Section 3 of this Article III with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Pledge Bond is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.

     SECTION 5. The Pledge Bonds due 2017 shall be redeemable only to the extent provided in this Article III, subject to the provisions contained in Article IV of the Indenture and the form of Pledge Bond due 2017.

     SECTION 6. Subject to the applicable provisions of the Indenture, written notice of redemption of Pledge Bonds due 2017 pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Pledge Bonds due 2017 to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Pledge Bonds due 2017. Any notice of redemption shall be mailed at least 30 days, but no more than 60 days, prior to the redemption date. In the event of partial redemption of Pledge Bonds due 2017, the Trustee shall select the Pledge Bonds due 2017 or portions thereof to be redeemed, subject to the provisions of this Supplemental Indenture, in such manner as the Trustee shall deem appropriate and fair.

     SECTION 7. If and when any Notes due 2017 shall be purchased by the Company and surrendered to the Note Trustee for cancellation or if and when the principal of any Notes due 2017 shall be paid by the Company, then there shall be deemed to have been paid a principal amount of the Pledge Bonds due 2017 then outstanding which bears the same ratio to the aggregate principal amount of Pledge Bonds due 2017 then outstanding as the principal amount of the Notes due 2017 so purchased or paid bears to the aggregate principal amount of the Notes due 2017 outstanding immediately before such purchase or payment; provided, however, that such purchase or payment of Pledge Bonds due 2017 shall be deemed to have been made only when and to the extent that notice of such purchase or payment of the principal amount of such Notes due 2017 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such purchase or payment of Notes due 2017 has been so made.

     SECTION 8. The Pledge Bonds due 2017 shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive a written demand from the Note Trustee for redemption of all Pledge Bonds due 2017 held by the Note Trustee stating that an "Event of Default" under the Note Indenture has occurred and is continuing, that payment of the principal of the Notes due 2017 has been accelerated and that the Note Trustee is waiving notice of redemption; provided, however, that the Pledge Bonds due 2017 shall not be redeemed in the event that prior to such redemption (a) the Trustee shall have received a certificate of the Note Trustee (i) stating that there has been a waiver of such Event of Default and a rescission and annulment of such acceleration or (ii) withdrawing said written demand or (b) an event of default under Section 6.01 of Article VI of the Note Indenture shall have occurred and be continuing, and there has been a declaration of acceleration of the principal of the Pledge Bonds due 2017. The redemption of the Pledge Bonds due 2017 pursuant to this Section shall be made not more than 60 days after receipt of the written demand.

     SECTION 9. The Pledge Bonds due 2017 shall be subject to redemption by the Company prior to maturity in whole at any time or in part from time to time, at the same redemption price as shall be payable on the Notes due 2017 to be redeemed concurrently therewith, such redemption price to equal the greater of
(i) 100% of the principal amount being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield (as defined in the Note Indenture) plus twenty-five (25) basis points, plus in each case accrued interest to the date of redemption, but in each instance only upon receipt by the Trustee of an officers' certificate to the effect (a) that the Company has given notice to the Note Trustee that the Company is exercising its option to direct the redemption of all or part (specifying the principal amount) of the Notes due 2017 as provided in the Note Indenture and (b) that an equivalent principal amount of Pledge Bonds due 2017 shall be concurrently called for redemption. Such officers' certificate shall specify the principal amount of the Pledge Bonds due 2017 to be redeemed and the redemption price thereof and accrued and unpaid interest to the redemption date, shall have attached to it a copy of said notice to the Note Trustee and said direction of the Company and shall specify the redemption date of such Pledge Bonds due 2017 (which redemption date shall be the same date as the redemption date of the Notes due 2017 being concurrently redeemed which is specified in said attached notice). The redemption of the Pledge Bonds due 2017 shall be made upon the notice and in the manner provided in this Article III, subject to the provisions of the Indenture.

     SECTION 10. Subject to the provisions of the Indenture, written notice of redemption of Pledge Bonds due 2017 pursuant to any of Sections 5 through 9, inclusive, of this Article III shall be given by the Trustee by mailing to the registered owner or owners of such Bonds to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Bonds. Any notice of redemption pursuant to said Sections 5 through 9, inclusive, shall be mailed at least 30 days and not more than 60 days before the redemption date; provided, however, that the registered owner or owners of all Pledge Bonds due 2017 may consent in writing to a shorter notice period, and such consent , if filed with the Trustee, shall be binding upon the Company and such registered owner or owners and their transferees. In the event of a partial redemption, the Trustee shall select the Pledge Bonds due 2017 to be redeemed in such manner as the Trustee shall deem appropriate and fair.

     SECTION 11. If and when the Company shall pay interest for any given period of time on the Notes due 2017, there shall be deemed to have been paid on the Pledge Bonds due 2017 an amount of interest equal to the amount of interest paid on the Notes due 2017; provided, however, that such payment of interest shall be deemed to have been made only when and to the extent that notice of such payment of interest on such Notes due 2017 shall have been given by the Company to the Trustee. The Trustee may rely upon any such notification by the Company that such payment of interest has been so made.

     SECTION 12. Any Pledge Bonds due 2017 at any time purchased or otherwise acquired by the Company shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same.

     SECTION 13. All Pledge Bonds due 2017 deemed to have been redeemed or paid in full as provided in Sections 5 through 9, inclusive, of this Article III shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same. In the event that part of a Pledge Bond due 2017 shall be deemed to have been redeemed or paid as provided in said Sections 5 through 9, the registered owner may, at its option, surrender such Pledge Bond to the Trustee for cancellation, in which event the Trustee shall cancel such Pledge Bond and the Company shall execute and the Trustee shall authenticate and deliver to the registered owner Pledge Bonds due 2017 in such authorized denominations as shall be specified by the registered owner in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Pledge Bond.

     SECTION 14. Pledge Bonds due 2017 shall not be transferable unless the registered owner shall have first surrendered the same to the Trustee for notation thereon of all payments of principal deemed to have been made thereon under Section 7 of this Article III or for cancellation and execution, authentication and delivery of Pledge Bonds due 2017 in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Pledge Bonds due 2017 under Section 13 of this Article III.

     SECTION 15. The aggregate principal amount of Pledge Bonds due 2017 which may be authenticated and delivered hereunder shall not exceed $300,000,000, except as otherwise provided in the Indenture.

     SECTION 16. The form of the fully registered Pledge Bonds due 2017, and of the Trustee's certificate of authentication thereon, shall be substantially as follows:

                        [FORM OF FULLY REGISTERED BOND]

                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                Incorporated under the laws of the State of Ohio
                  FIRST MORTGAGE BOND, 7.88% SERIES DUE 2017-B
                              Due November 1, 2017

No.                                                                  $

     THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to
               , or registered assigns, the sum of                Dollars
($          ) or the aggregate unpaid principal amount hereof (as shown on the
Schedule of Payments hereon), whichever is less, on November 1, 2017, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at such rate per annum as shall cause the amount of interest payable on the Pledge Bonds due 2017 (hereinafter defined), together with the interest payable on all other Pledge Bonds (hereinafter defined) held by the Note Trustee (hereinafter defined), to equal the amount of interest payable on the Notes due 2017 (hereinafter defined), such interest to be payable on May 1 and November 1 in each year starting on May 1, 1998 (each such date herein called an "interest payment date"), and on and until the date of maturity of this Bond, or, if this Bond shall be duly called for redemption, on and until the redemption date, or, if the Company shall default in the payment of the principal amount of this Bond, until the

Company's obligation with respect to the payment of such principal shall be discharged as provided in said Indenture. Except as hereinafter provided, this Bond shall bear interest from the date of initial authentication of this Bond or the most recent date to which interest has been paid or duly provided for until the principal of this Bond has been paid or duly provided for. Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the Record Date (as defined in Section 3 of Article III of the Supplemental Indenture, hereinafter defined) or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture. Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York, or, at the option of the registered owner, at the agency of the Company in the City of Cleveland, State of Ohio.

     This Bond is one of the duly authorized Bonds of the Company (herein called the "Bonds"), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, executed by the Company to Guaranty Trust Company of New York (subsequently Morgan Guaranty Trust Company of New York and then The Chase Manhattan Bank (National Association)), now succeeded by The Chase Manhattan Bank as Trustee (herein called the "Trustee"), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the "Indenture") to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, 7.88% Series due 2017-B (herein called the "Pledge Bonds due 2017") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $300,000,000, issued under and secured by the Indenture and described in the Seventy-Sixth Supplemental Indenture dated October 15, 1997, between the Company and the Trustee (herein called the "Supplemental Indenture").

     The Pledge Bonds due 2017 have been delivered by the Company to The Chase Manhattan Bank, as trustee (hereinafter called the "Note Trustee"), pursuant to a Note Indenture, dated as of October 24, 1997, between the Company and the Note Trustee, under which the Note Trustee holds the Pledge Bonds due 2017 as security for the payment of principal and interest on 7.88% Series C Secured Notes due 2017 and 7.88% Series D Secured Notes due 2017 (together, herein called the "Notes due 2017").

     If and when any Notes due 2017 are purchased by the Company and surrendered to the Note Trustee for cancellation or the principal of any Notes due 2017 is paid by the Company then there shall be deemed to be paid a principal amount of the Pledge Bonds due 2017 then outstanding which bears the same ratio to the aggregate principal amount of Pledge Bonds due 2017 then outstanding as the principal amount of the Notes due 2017 so purchased or paid bears to the aggregate principal amount of the Notes due 2017 outstanding immediately before such purchase or payment; provided, however, that such purchase or payment of Pledge Bonds due 2017 is deemed to be made only when and to the extent that notice of such purchase or payment of such Notes due 2017 is given by the Company to the Trustee.

     If and when the Company pays interest for any given period of time on the Notes due 2017, there shall be deemed to be paid on the Pledge Bonds due 2017 an amount of interest equal to the amount of interest paid on the Notes due 2017; provided, however, that such payment of interest is deemed to be made only when and to the extent that notice of such payment of interest on such Notes due 2017 is given by the Company to the Trustee.

     In the event that this Bond is deemed to be paid or redeemed in full, this Bond shall be surrendered to the Trustee for cancellation. In the event that this Bond is deemed to be paid or redeemed in part, this Bond may, at the option of the registered owner, be surrendered to the Trustee for cancellation, in which event the Trustee will cancel this Bond and the Company will execute and the Trustee will authenticate and deliver to the registered owner Pledge Bonds due 2017 in authorized denominations in aggregate principal amount equal to the unpaid balance of the principal amount of this Bond.

     The Pledge Bonds due 2017 shall be redeemed by the Company prior to maturity in whole at any time as provided in Section 8 of Article III of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

     The Pledge Bonds due 2017 are subject to redemption by the Company prior to maturity in whole at any time or in part from time to time as provided in
Section 9 of Article III of the Supplemental Indenture at the same redemption price as shall be payable on the Notes due 2017 to be redeemed concurrently therewith, such redemption price to equal the greater of (i) 100% of the principal amount being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield (as defined in the Note Indenture) plus twenty-five (25) basis points, plus in each case accrued interest to the date of redemption.

     Any redemption of the Pledge Bonds due 2017 shall be made after written notice to the registered owner or owners of such Bonds, sent by the Trustee by first class mail, postage prepaid, at least 30 days and not more than 60 days before the redemption date, unless a shorter notice period is consented to in writing by the registered owner or owners of all Pledge Bonds due 2017 and such consent is filed with the Trustee, and such redemption and notice shall be made in the manner provided in Article III of the Supplemental Indenture, subject to the provisions of the Indenture. In the event of a partial redemption, the Trustee shall select the Pledge Bonds due 2017 to be redeemed in such manner as the Trustee shall deem appropriate and fair.

     In the Forty-Third Supplemental Indenture dated April 15, 1985 between the Company and the Trustee, the Company has modified, in certain respects, the redemption provisions in the Indenture effective only with respect to the Bonds of all series established or created in said Forty-Third Supplemental Indenture and all supplemental indentures dated after May 28, 1985.

     To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of not less than 80% in principal amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected, by an affirmative vote of not less than 80% in principal amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of or interest on this Bond. In the Nineteenth Supplemental Indenture dated November 23, 1976 between the Company and the Trustee, the Company has modified the Indenture effective from and after the time when none of the Bonds of any series established prior to the execution of the Nineteenth Supplemental Indenture shall remain outstanding so as to change "80%" in the foregoing sentence to "60%" and to make certain other modifications of the Indenture and has reserved the right to make certain other modifications of the Indenture without any vote, consent or other action by the holders of Bonds of any series estab-lished in the Nineteenth Supplemental Indenture or in any subsequent supplemental indenture.

     If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

     Subject to the limitations provided in the Indenture and the Note Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the Borough of Manhattan, The City of New York upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon a new fully registered Bond or Pledge Bonds due 2017 of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor; and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Pledge Bonds due 2017 of the same series of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. In the event less than all of the Pledge Bonds due 2017 at the time outstanding are called for redemption, the Company shall not be required
(a) to register any transfer or make any exchange of any such Pledge Bond for a period of 15 days before the mailing of the notice of redemption of any such Pledge Bonds, (b) to register any transfer or make any exchange of any such Pledge Bond called for redemption in its entirety, or (c) to register any transfer or make any exchange of any portion of any such Pledge Bond which has been called for redemption. Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

     No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

     This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

     IN WITNESS WHEREOF, The Cleveland Electric Illuminating Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Secretary or an Assistant Secretary (whose signature may be manual or a facsimile thereof).

Dated:
                         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                         By ....................................................
Attest:
 ...............................
           Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.
                                               THE CHASE MANHATTAN BANK, TRUSTEE

                                  By ...........................................
                                                AUTHORIZED OFFICER

                         [FORM OF SCHEDULE OF PAYMENTS]

                              SCHEDULE OF PAYMENTS

                       UNPAID                        AGENCY OF THE
           PRINCIPAL  PRINCIPAL  PREMIUM  INTEREST      COMPANY      AUTHORIZED
  DATE      PAYMENT    AMOUNT    PAYMENT  PAYMENT   MAKING NOTATION   OFFICER    TITLE
  ----     ---------  ---------  -------  --------  ---------------  ----------  -----

                     [END OF FORM OF FULLY REGISTERED BOND]

                                   ARTICLE IV

                                  THE TRUSTEE

     SECTION 1. The Trustee hereby accepts the trusts hereby declared and provided upon the terms and conditions in the Indenture set forth and upon the terms and conditions set forth in this Article IV.

     SECTION 2. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XIII of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate.

     SECTION 3. For purposes of this Supplemental Indenture (a) the Trustee may conclusively rely and shall be protected in acting upon the written demand from, or certificate of, any agency duly appointed by resolution of the Board of Directors of the Company or any officers' certificate or opinion of counsel, as to the truth of the statements and the correctness of the opinions expressed therein, without independent investigation or verification thereof, subject to
Article XIII of the Indenture and (b) a written demand from, or certificate of, an agency of the Company shall mean a written demand or certificate executed by the president, any vice president or any trust officer of, or any other person authorized to act for, such agency, as such.

     SECTION 4. The Company shall cause any agency of the Company, other than the Trustee, which it may appoint from time to time to act as such agency in respect of the Pledge Bonds, to execute and deliver to the Trustee an instrument in which such agency shall:

          (a) Agree to keep and maintain, and furnish to the Trustee from time to time as reasonably requested by the Trustee, appropriate records of all transactions carried out by it as such agency and to furnish the Trustee such other information and reports as the Trustee may reasonably require;

          (b) Certify that it is eligible for appointment as such agency and agree to notify the Trustee promptly if it shall cease to be so eligible; and

          (c) Agree to indemnify the Trustee, in a manner satisfactory to the Trustee, against any loss, liability or expense incurred by, and defend any claim asserted against, the Trustee by reason of any acts or failures to act as such agency, except for any liability resulting from any action taken by it at the specific direction of the Trustee;

provided, however, that the Company, in lieu of causing any such agency to furnish such an instrument, may make such other arrangements with the Trustee in respect of any such agency as shall be satisfactory to the Trustee.

     SECTION 5. The Trustee shall advise the Company in writing of the receipt of any notification provided for in or any cancellation made pursuant to Sections 6 through 13 of Articles II and III of this Supplemental Indenture.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

     This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

                                   EXECUTION

     IN WITNESS WHEREOF, said The Cleveland Electric Illuminating Company has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or an Assistant Secretary, and said The Chase Manhattan Bank, in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by one of its Vice Presidents or one of its Corporate Trust Officers, and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by one of its Assistant Secretaries, all as of the day and year first above written.

                         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                         By:                 TERRENCE G. LINNERT

                              --------------------------------------------------
                                     Terrence G. Linnert, Vice President
ATTEST:

              JANIS T. PERCIO
------------------------------------------
        Janis T. Percio, Secretary
Signed, sealed and acknowledged by The
Cleveland Electric Illuminating Company in

the presence of:
[SEAL]

              CAROL L. HEBACH
------------------------------------------
             Carol L. Hebach

           PATRICIA M. MITCHELL
------------------------------------------
           Patricia M. Mitchell

               As witnesses

                         THE CHASE MANHATTAN BANK, AS TRUSTEE

                         By:                    P.J. GILKESON

                              --------------------------------------------------
                                        P.J. Gilkeson, Vice President
ATTEST:

              GREGORY P. SHEA
------------------------------------------
  Gregory P. Shea, Senior Trust Officer
Signed, sealed and acknowledged by The

Chase Manhattan Bank in the presence of:
[SEAL]

             DAVID TRAKIMOWICZ
------------------------------------------
            David Trakimowicz

             JAMES P. FREEMAN
------------------------------------------
             James P. Freeman

               As witnesses

STATE OF OHIO        )
                     )  SS:
COUNTY OF CUYAHOGA   )


     On this 13th day of October, 1997, before me personally appeared Terrence
G. Linnert and Janis T. Percio to me personally known, who being by me severally duly sworn, did say that they are a Vice President and the Secretary, respectively, of The Cleveland Electric Illuminating Company, that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said officers severally acknowledged said instrument to be the free act and deed of said corporation.

                                                    CAROL L. HEBACH

                                      ------------------------------------------
                                      Notary Public
                                      Carol L. Hebach
                                      Notary Public, State of Ohio
                                      Recorded in Cuyahoga County

                                      My Commission expires January 19, 2000
                                      [SEAL]

STATE OF NEW YORK    )
                     )  SS:
COUNTY OF NEW YORK   )


     On this 14th day of October, 1997, before me personally appeared P.J. Gilkeson and Gregory P. Shea to me personally known, who being by me severally duly sworn, did say that they are a Vice President and a Senior Trust Officer, respectively, of The Chase Manhattan Bank, that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said officers severally acknowledged said instrument to be the free act and deed of said corporation.

                                                      EMILY FAYAN

                                      ------------------------------------------
                                      Notary Public
                                      Emily Fayan
                                      Notary Public, State of New York
                                      No. 24-4737006
                                      Qualified in Kings County
                                      Certificate Filed in New York County

                                      Commission expires December 31, 1997
                                      [SEAL]

This Instrument Prepared By Paul N. Edwards, Attorney At Law.

     This page contains information as to recording and filing which was not set forth in this Supplemental Indenture at the time of execution. This page is not a part of this Supplemental Indenture.

                           RECORDING AND FILING DATA

     This Supplemental Indenture was filed for record and recorded in the record of mortgages in the offices of the Recorders of the following Counties:

      COUNTY              VOLUME               PAGE                FILED FOR RECORD
      ------              ------               ----                ----------------
Ohio
  Ashtabula                                                 )
  Cuyahoga                                                  )
  Geauga                                                    )
  Lake                                                      )
  Lorain                                                    )       October   , 1997
  Ottawa                                                    )
  Portage                                                   )
  Stark                                                     )
  Summit                                                    )
  Trumbull                                                  )
Pennsylvania                                                )
  Warren                                                    )
  Beaver                                                    )



     This Supplemental Indenture was filed for record and recorded in the Registered Land Department of the offices of the Recorders of the following Counties in the State of Ohio

  COUNTY              DOCUMENT NUMBER                FILED FOR RECORD
  ------              ---------------                ----------------
  Cuyahoga
  Lake                                             October   , 1997

     An amendment to a previously filed financing statement and a counterpart of this Supplemental Indenture were filed in the office of the Secretary of the
Commonwealth of Pennsylvania on October   , 1997 under original file number
          , microfilm number 18111533, to comply with the filing requirements of the Pennsylvania enactment of the Uniform Commercial Code.